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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 12, 2003


                               KASPER A.S.L., LTD.
             (Exact Name of Registrant as Specified in Its Charter)




                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-24179                                   22-3497645
     (Commission File Number)               (I.R.S. Employer Identification No.)

           77 METRO WAY
          SECAUCUS, NEW JERSEY                                07094
   (Address of Principal Executive Offices)                 (Zip Code)

                                  201-864-0328
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On June 12, 2003, the Registrant issued a press release announcing that it had signed a definitive agreement to be acquired by Kellwood Company. The definitive agreement and the press release are filed as Exhibits 2 and 99 to this Form 8-K, respectively, and are hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                    Description
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2.        Purchase Agreement dated as of June 12, 2003 by and between the
          Registrant and Kellwood Company.

99.       Press Release of the Registrant dated June 12, 2003.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2003
                                            KASPER A.S.L., LTD.


                                            By: /s/ Joseph B. Parsons
                                               ---------------------------------
                                               Joseph B. Parsons
                                               Executive Vice President,
                                               Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                    Description
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2.        Purchase Agreement dated as of June 12, 2003 by and between the
          Registrant and Kellwood Company.

99.       Press Release of the Registrant dated June 12, 2003.







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